UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 JULY 18, 2003
                       (Date of earliest event reported)


                             BUSINESS OBJECTS S.A.
             (Exact name of Registrant as specified in its charter)




    Republic of France              0-24720               98-0355777
(State of incorporation or   (Commission File No.)      (IRS Employer
      organization)                                  Identification No.)




           157-159 Rue Anatole France, 92300 Levallois-Perret, France
                    (Address of principal executive offices)


                               (408) 953-6000
           (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

         On July 18, 2003, Business Objects S.A. (the "Company") announced an agreement to acquire Crystal Decisions, Inc. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.       EXHIBITS.

       99.1   Press Release issued by Business Objects S.A. on July 18, 2003.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  BUSINESS OBJECTS S.A.


                  By:    /s/ James R. Tolonen
                  Name:  James R. Tolonen
                  Title: Chief Financial Officer and Senior Group Vice President


Date: July 21, 2003

                                 EXHIBIT INDEX

   EXHIBIT NO.                        DESCRIPTION

       99.1     Press Release issued by Business Objects S.A. on July 18, 2003.